EXHIBIT 10.01

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                   PAUL-SON GAMING CORPORATION

                  1994 LONG-TERM INCENTIVE PLAN


       ADOPTED BY THE BOARD OF DIRECTORS JANUARY 31, 1994
        AMENDED BY THE BOARD OF DIRECTORS AUGUST 24, 1994
          APPROVED BY THE STOCKHOLDERS OCTOBER 5, 1994
   FURTHER REVISED BY THE BOARD OF DIRECTORS ON JULY 29, 1996
     REVISIONS APPROVED BY THE STOCKHOLDERS OCTOBER 17, 1996



1.   PURPOSE

     The 1994 Long-Term Incentive Plan (the "Plan") is intended to promote the interests of Paul-Son Gaming Corporation and its subsidiaries (collectively the "Corporation") by offering those executive officers, key employees and outside consultants of the Corporation who are primarily responsible for the management, growth and success of the business of the Corporation, the opportunity to participate in a long-term incentive plan designed to reward them for their services and to encourage them to continue in the employ of or to provide services to the Corporation.

2.   DEFINITIONS

     For all purposes of this Plan, the following terms shall have the following meanings:

     "Common Stock" means Paul-Son Gaming Corporation common stock, $.01 par value.

     "ISO"   means   incentive  stock  options  qualified   under
Section 422 of the Internal Revenue Code of 1986, as amended.

     "Non-statutory Options" means stock options not qualified under Section 422 of the Internal Revenue Code of 1986, as amended.

     "Paul-Son" means Paul-Son Gaming Corporation.

     "Restricted Shares" means shares of Common Stock which have not been registered under federal securities law.

     "Subsidiary"  means  any company of  which  Paul-Son  Gaming
Corporation owns, directly or indirectly, the majority of the combined voting power of all classes of stock.

3.   ADMINISTRATION

     The   Plan  shall  be  administered  by  a  Committee   (the
"Committee") of not less than two non-employee directors of Paul-
Son selected by, and serving at the pleasure of, Paul-Son's Board

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of   Directors  ("Paul-Son  Board").   Directors  who  are   also
employees  of Paul-Son or any Subsidiary, or who have  been  such
employees within one year, may not serve on the Committee.   Such
non-employee directors shall be "disinterested" directors as provided under Rule 16b-3(c)(2)(i) of the Securities Exchange Act of 1934 ("Exchange Act").

     Initially, the Company or Subsidiary will recommend to the Committee persons to whom awards may be granted. The Committee then shall have the authority, subject to the terms of the Plan, to determine, based upon recommendations, the persons to whom awards shall be granted ("Participants") the number of shares covered by each award, the time or times at which awards shall be granted, the timing of when awards shall vest, and the terms and provisions of the instruments by which awards shall be evidenced, and to interpret the Plan and make all determinations necessary or to a person advisable for its administration. The Committee shall notify the Paul-Son Board of all decisions concerning awards granted to Participants under the Plan, the interpretation thereof, and determinations concerning its administration.

     Notwithstanding the foregoing, the initial grants of Non-statutory Options under this Plan and the terms of such grants, shall be as set forth in "Schedule A" attached hereto and incorporated herein by this reference; and such grants shall not be modified or amended except in accordance with Section 9 or with the consent of the respective Participants.

4.   ELIGIBILITY

     Only persons who are employees, outside consultants, officers or employee-directors of the Corporation or of any Subsidiary shall be granted awards. An ISO may not be issued to a person who, at the time of grant is a non-employee of the Corporation or to a person who owns stock of the Corporation possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a subsidiary.

5.   STOCK SUBJECT TO THE PLAN

     The stock from which awards may be granted shall be shares of Common Stock. When Restricted Shares are vested or when options are exercised, Paul-Son may either issue authorized but unissued Common Stock or Paul-Son may transfer issued Common Stock held in its treasury. Each of the respective boards of
Paul-Son and Subsidiaries will fund the Plan to the extent so required to provide Common Stock for the benefit of Participants. The total number of shares of Common Stock which may be granted as Restricted Shares or stock options shall not exceed, in the aggregate, 1,000,000 shares in total. Any Restricted Shares awarded and later forfeited are again subject to award under the Plan. If an option expires, or is otherwise terminated prior to its exercise, the shares of Common Stock covered by such an option immediately prior to such expiration or other termination shall continue to be available for grant under the Plan.

6.   GRANTING OF OPTIONS

     The date of grant of options to Participants under the Plan will be the date on which the options are awarded by the Committee. The grant of any option to any Participant shall neither entitle nor disqualify such Participant from participating in any subsequent grant of options.

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7.   TERMS AND CONDITIONS OF OPTIONS

     Options shall be designated Non-statutory Options or ISOs and shall be evidenced by written instruments approved by the Committee. Such instruments shall conform to the following terms and conditions:

     7.1  Option Price

     The option price per share for an option shall be the fair market value of the Common Stock underlying the option on the day the option is granted. Fair market value shall be an amount equal to the initial public offering price of the Common Stock or the last reported sale price of the Common Stock on such date on the Nasdaq National Market, or such other stock exchange on which the Common Stock may be listed from time to time. The option price shall be paid (i) in cash or (ii) in Common Stock, including Common Stock underlying the option being exercised, having a fair market value equal to such option price or (iii) in a combination of cash and Common Stock, including Common Stock underlying the option being exercised. The fair market value of Common Stock delivered to the Corporation pursuant to the immediately preceding sentence shall be determined on the basis of the last reported sale price of the Common Stock on the Nasdaq National Market on the day of exercise or, if there was no such sale price on the day of exercise, on the day next preceding the day of exercise on which there was such a sale.

     7.2  Term and Exercise of Options

     No option shall be exercisable sooner than six months and one day from the date of grant.

     Except in special circumstances, each option shall expire on the tenth anniversary of the date of its grant and shall be exercisable according to a vesting schedule to be determined by the Committee. However the Committee may include in any option instrument, initially or by amendment at any time, a provision making any installment or installments exercisable at such earlier date, if the Committee deems such provision to be in the interests of the Corporation or necessary to realize the reasonable expectation of the optionee.

     After becoming exercisable, each installment shall remain exercisable until expiration or termination of the option. After becoming exercisable an option may be exercised by the optionee from time to time, in whole or part, up to the total number of shares with respect to which it is then exercisable. The Committee may provide that payment of the option exercise price may be made following delivery of the certificate for the exercised shares.

     Upon the exercise of a stock option, the purchase price will be payable in full in cash or Common Stock, or a combination thereof, as provided in Paragraph 7.1. Any shares of Common Stock so assigned and delivered to Paul-Son or the Subsidiary, as applicable, in payment or partial payment of the purchase price will be valued at Fair Market Value on the exercise date. Upon the exercise of an option, Paul-Son or a Subsidiary, as applicable, shall withhold from the shares of Common Stock to be issued to the Participant the number of shares necessary to satisfy Paul-Son's or the Subsidiary's, as applicable, obligation to withhold federal taxes, such determination to be based on the shares' Fair Market Value on the date of exercise.

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     7.3  Termination of Employment or Association

     If an optionee ceases, other than by reason of death or retirement as determined under any of the Corporation's pension plans, if any, to be employed or associated with the Corporation, all options granted to such optionee and exercisable on the date of termination of employment or association shall expire on the earlier of (i) the tenth anniversary after the date of grant or
(ii) three months after the day such optionee's employment or association ends.

     If   an  optionee  retires,  all  options  granted  to  such
optionee,   and  exercisable  on  the  date  of  such  optionee's
retirement shall expire on the earlier of (i) the tenth anniversary after the date of grant or (ii) the second anni versary of the day of such optionee's retirement.

     Any installment not exercisable on the date of such termination or retirement shall expire and be thenceforth unexercisable. Whether authorized leave of absence or absence in military or governmental service may constitute employment for the purposes of the Plan shall be conclusively determined by the Committee.

     7.4  Exercise Upon Death of Optionee

     If an optionee dies, the option may be exercised, to the extent of the number of shares that the optionee could have exercised on the date of such death, by the optionee's estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution. Such exercise may be made at any time prior to the earlier of (i) the tenth anniversary after the date of grant or (ii) the first anniversary of such optionee's death. On the earlier of such dates, the option shall terminate.

     7.5  Assignability

     No option shall be assignable or transferable by the optionee except by will or by the laws of descent and distri bution and during the lifetime of the optionee the option shall be exercisable only by such optionee.

     7.6  Limitation on Incentive Stock Options

     During a calendar year, the aggregate fair market value of the option stock (determined at the time of the ISO grant) for which ISOs are exercisable by a person for the first time under the Plan, cannot exceed $100,000.

8.   RESTRICTED SHARE AWARDS

     8.1  Grant of Restricted Share Awards

     The Committee will determine for each Participant the time or times when Restricted Shares shall be awarded and the number of shares of Common Stock to be covered by each Restricted Share award.

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     8.2  Restrictions

     Shares  of  Common  Stock  issued  to  a  Participant  as  a
Restricted   Share  award  will  be  subject  to  the   following
restrictions ("Share Restrictions"):

          (a) Except as set forth in Paragraphs 8.4 and 8.5, all of the Restricted Shares subject to a Restricted Award will be forfeited and returned to Paul-Son or, in the event such Restricted Shares were provided to the Participant from shares of Common Stock purchased by the Subsidiary, then the Restricted Shares will be returned to the Subsidiary. In either case, all rights of the Participant to such Restricted Shares will terminate without any payment of consideration by Paul-Son or the Subsidiary with which the Participant is employed or associated, unless the Participant maintains his or her employment or association (including consulting arrangements) with Paul-Son or a Subsidiary for a period of time determined by the Committee.

          (b) During the longer of the restriction period ("Restriction Period") relating to a Restricted Share award or a period of six months and one day from the date of the award, none of the Restricted Shares subject to such award may be sold, assigned, bequeathed, transferred, pledged, hypothecated or otherwise disposed of in any way by the Participant.

          (c) The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing Restricted Shares sold or granted pursuant to the Plan will remain in the physical custody of Paul-Son or the employing Subsidiary or an escrow holder during the Restriction Period.

          (d) Each certificate representing a Restricted Share sold or granted pursuant to the Plan will bear a legend making appropriate reference to the restrictions imposed on the Restricted Share.

          (e) The Committee may impose other restrictions on any Restricted Shares sold pursuant to the Plan as it may deem advisable, including without limitation, restrictions under the Securities Act of 1933, as amended, under the require ments of any stock exchange upon which such share or shares of the same class are then listed and under any state secur ities laws or other securities laws applicable to such shares.

     8.3  Rights as a Stockholder

     Except as set forth in Paragraph 8.2(b), the recipient of a Restricted Share award will have all of the rights of a stockholder of Paul-Son with respect to the Restricted Shares, including the right to vote the Restricted Shares and to receive all dividends or other distributions made with respect to the Restricted Shares.

     8.4  Lapse of Restrictions at Termination of Employment

     In   the   event  of  the  termination  of  employment,   or
association of a Participant during the Restriction Period by reason of death, total and permanent disability, retirement as determined

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under  any  of  the  Corporation's  pension  plans,  if  any,  or discharge from employment other than a discharge for cause, the Committee may, at its discretion, remove Share Restrictions on Restricted Shares subject to a Restricted Share award.

     Restricted Shares to which the Share Restrictions have not so lapsed will be forfeited and returned to the Corporation as provided in Paragraph 8.2(a).

     8.5  Lapse of Restrictions at Discretion of the Committee

     The Committee may shorten the Restriction Period or remove any or all Share Restrictions if, in the exercise of its absolute discretion, it determines that such action is in the best interests of the Corporation and equitable to the Participant.

     8.6  Listing and Registration of Shares

     The Corporation may, in its reasonable discretion, postpone the issuance and/or delivery of Restricted Shares until completion of stock exchange listing, or registration, or other qualification of such Restricted Shares under any law, rule or regulation.

     8.7  Designation of Beneficiary

     A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Restricted Shares to which such Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Committee and may be revoked in writing by the Participant. If a Participant fails effectively to designate a beneficiary, then such Participant's estate will be deemed to be the beneficiary.

     8.8  Withholding of Taxes for Restricted Shares

     When the Participant, as holder of the Restricted Shares, recognizes income, either on the Date of Grant or the date the restrictions lapse, Paul-Son or a Subsidiary, as applicable, shall withhold from the shares of Common Stock, the number of shares necessary to satisfy Paul-Son's or the Subsidiary's, as applicable, obligation to withhold federal taxes, such determination to be based on the shares' Fair Market Value as of the date income is recognized.

9.   CAPITAL ADJUSTMENTS

     The number and price of Common Stock covered by each award of options and/or Restricted Shares and the total number of shares that may be granted or sold under the Plan shall be proportionally adjusted to reflect, subject to any required action by stockholders, any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares or other similar corporate change.

10.  CHANGE OF CONTROL

     Notwithstanding the provisions of Section 9, in the event of a change of control, all share restrictions on all Restricted
Shares will lapse and vesting on all unexercised stock options will

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accelerate to the change of control date.  For purposes  of  this plan, a "Change of Control" of Paul-Son shall be deemed to have occurred at such time as (a) any "person" (as that term is used in Section 13(d) and 14(d) of the Exchange Act), not including Paul S. Endy, or his heirs or assigns, or the Paul S. Endy, Jr. Living Trust, or its beneficiaries, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Paul-Son representing 25.0% or more of the combined voting power of Paul-Son's outstanding securities ordinarily having the right to vote at the election of directors; or (b) individuals who constitute the Board of Directors of Paul-Son on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by at least a majority of the directors comprising the Incumbent Board, or whose nomination or election was approved by a majority of the Board of Directors of Paul-Son serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as if he or she were a member of the Incumbent Board; or (c) merger, consolidation or sale of all or substantially all the assets of Paul-Son occurs, unless such merger or consolidation shall have been affirmatively recommended to Paul-Son's stockholders by a majority of the Incumbent Board; or (d) a proxy statement soliciting proxies from stockholders of Paul-Son, by someone other than the current management of Paul-Son seeking stockholder approval of a plan of reorganization, merger or consolidation of Paul-Son with one or more corporations as a result of which the
outstanding   shares  of  Paul-Son's  securities   are   actually
exchanged for or converted into cash or property or securities not issued by Paul-Son unless the reorganization, merger or consolidation shall have been affirmatively recommended to Paul-Son's stockholders by a majority of the Incumbent Board.

11.  APPROVALS

     The issuance of shares pursuant to this Plan is expressly conditioned upon obtaining all necessary approvals from all regulatory agencies from which approval is required, including gaming regulatory agencies, and upon obtaining stockholder ratification of the Plan.

12.  EFFECTIVE DATE OF PLAN

     The effective date of the Plan is January 31, 1994.

13.  TERM AND AMENDMENT OF PLAN

     This Plan shall expire on January 30, 2004 (except to options and Restricted Shares outstanding on that date). Paul-Son's Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the holders of a majority of the outstanding Common Stock: the total number of shares that may be sold, issued or transferred under the Plan may not be increased (except by adjustment pursuant to Section 9); the provisions of Section 4 regarding eligibility may not be modified; the purchase price at which shares may be offered pursuant to options may not be reduced (except by adjustment pursuant to Section 9); and the expiration date of the Plan may not be extended and no change may be made which would cause the Plan not to comply with Rule 16b-3 of the Exchange Act. No action of the Paul-Son Board or Paul-Son's stockholders, however, may, without the consent of an optionee or Restricted

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Shares  grantee, alter or impair such Participant's rights  under any option or Restricted Shares previously granted.

14.  NO RIGHT OF EMPLOYMENT

     Neither the action of Paul-Son in establishing this Plan, nor any action taken by any Board of Paul-Son or any Subsidiary or the Committee, nor any provision of the Plan itself, shall be construed to limit in any way the right of Paul-Son to terminate a Participant's employment or association at any time; nor shall it be evidence of any agreement or understanding, expressed or implied, that the Corporation will employ an employee in any particular position nor ensure participation in any future compensation or stock purchase program.

15.  WITHHOLDING TAXES

     Paul-Son or the Subsidiary, as applicable, shall have the right to deduct withholding taxes from any payments made pursuant to the Plan or to make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold federal, state or local income or other taxes incurred by reason of payments or the issuance of Common Stock under the Plan. Whenever under the Plan, Common Stock is to be delivered upon vesting of Restricted Shares or exercise of an option, the Committee shall be entitled to require as a condition of delivery that the Participant remit or provide for the withholding of an amount sufficient to satisfy all federal, state and other government withholding tax requirements related thereto.

16.  PLAN NOT A TRUST

     Nothing contained in the Plan and no action taken pursuant to the Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship, between the Corporation and any Participant, the executor, administrator or other personal representative, or designated beneficiary of such Participant, or any other persons. If and to the extent that any Participant or such Participant's executor, administrator or other personal representative, as the case may be, acquires a right to receive any payment from the Corporation pursuant to the Plan, such right shall be no greater than the right of an unsecured general creditor of the Corporation.

17.  NOTICES

     Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and delivery of agreements, Common Stock and cash pursuant to the Plan. Any notices required or permitted to be given shall be deemed given if directed to the person to whom addressed at such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing will be suspended until the Participant furnishes the proper address. This provision shall not be construed as requiring the mailing of any notice or notification if such notice is not required under the terms of the Plan or any applicable law.

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18.  SEVERABILITY OF PROVISIONS

     If any provision of this Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and this Plan shall be con strued and enforced as if such provisions had not been included.

19.  PAYMENT TO MINORS, ETC.

     Any benefit payable to or for the benefit of a minor, an incompetent person or other person incapable of receipting there for shall be deemed paid when paid to such person's guardian or to the party providing or reasonably appearing to provide for the care of such person, and such payment shall fully discharge the Committee, the Corporation and other parties with respect thereto.

20.  HEADINGS AND CAPTIONS

     The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

21.  CONTROLLING LAW

     This Plan shall be construed and enforced according to the laws of the State of Nevada to the extent not preempted by federal law, which shall otherwise control.

22.  ENFORCEMENT OF RIGHTS

     In the event the Corporation or a Participant is required to bring any action to enforce the terms of this Plan, the prevailing party shall be reimbursed by the non-prevailing party for all costs and fees, including actual attorney fees, for bringing and pursuing such action.

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                           SCHEDULE A


                   PAUL-SON GAMING CORPORATION

                  1994 LONG-TERM INCENTIVE PLAN

                      INITIAL OPTION GRANTS

     Type of Options:    Non-Statutory

     Exercise Price
      of Options:        Public Offering Price

     Vesting Schedule
      of Options:        25% at February 1, 1995
                         25% at February 1, 1996
                         25% at February 1, 1997
                         25% at February 1, 1998

GRANTEE              NO. OF
                     SHARES

Larry Speiser        100,000
Lou DeGregorio        30,000
Charlie Endy          30,000
Jim Farnham           30,000
Mike Cox              15,000
Frank Moreno          15,000
Ron Coiro             30,000
Chris Costello        12,500
Hank Van Son           4,000
Jay Peiper             4,000
Dennis Endy            5,000
David Endy             4,000
Don Williams           4,000
Elaine Hutchison       3,000
Cheryl Tobin           3,000
Al Treise              4,000
Willie Santiago        4,000
Henry Pingtella        3,000
Wayne White            3,000
Jewell Hall            3,000

Total Shares         306,500

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